                                                              EXHIBIT 99.3


                 TEXAS REGIONAL BANCSHARES, INC. AND SUBSIDIARY

                PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS


    On January 10, 1996, the Company announced definitive agreements have been signed under which Texas State Bank, the principal operating subsidiary of the Corporation, will acquire through merger the First State Bank & Trust Co., Mission, Texas, and The Border Bank, Hidalgo, Texas (the "Mergers"). The definitive agreements have been approved by the appropriate Boards of Directors of the Corporation, Texas State Bank, First State Bank & Trust Co. and The Border Bank. Under the terms of the definitive agreements, Texas State Bank will acquire First State Bank & Trust Co. for a total cash consideration of $79.0 million and will acquire The Border Bank for a total cash consideration of $20.5 million.

    The following pro forma combined condensed balance sheet was based on the assumption that the acquisition had been consummated on December 31, 1995. The Mergers will be accounted for using the purchase method of accounting.

    The Mergers are subject to completion of satisfactory due diligence by the Corporation and must be approved by the shareholders of First State Bank & Trust Co. and The Border Bank. The Mergers must also be approved by the appropriate regulators. Closing is also contingent upon the Corporation having successfully raised $40.0 million of additional capital to partially fund these transactions on terms and conditions acceptable to the Corporation.

    During August 1995, the Bank acquired two branch bank locations, one in Rio Grande City, Texas, and the other in Roma, Texas (the "RGC/Roma Branch Acquisitions"). The transaction included the purchase of $43.7 million in loans and the assumption of approximately $79.7 million in deposit liabilities of these branches. Investment securities were not acquired. Purchase accounting adjustments for the purchase of loans and the assumption of deposit liabilities of the RGC/Roma Branch Acquisitions were immaterial. This transaction was accounted for as a purchase.

    The Company's consolidated balance sheets at December 31, 1995 reflected the assets and liabilities of the RGC/Roma Branch Acquisitions. The results of operations of the RGC/Roma Branch Acquisitions were included in the Company's consolidated financial statements of income from the date of acquisition.

    The following unaudited pro forma combined condensed statements of income for the years ended December 31, 1995 and 1994, assume the Mergers and the RGC/Roma Branch Acquisitions occurred January 1, 1994. Intangibles arising from the Mergers and RGC/Roma Branch Acquisitions are approximately $21.6 million and $4.1 million, respectively. The pro forma adjustments reflect the amortization of the core deposit premium over a 10-year period, the fixed maturity deposit premium over a 3-year period and the goodwill intangible over a 15-year period. The pro forma results do not necessarily represent the actual results that would have occurred and should not be considered indicative of future results of operations.

                 TEXAS REGIONAL BANCSHARES, INC. AND SUBSIDIARY

                   PRO FORMA COMBINED CONDENSED BALANCE SHEET

                               DECEMBER 31, 1995
                                  (UNAUDITED)

                                                                       FIRST
                                                          TEXAS        STATE     BORDER     PRO FORMA     PRO FORMA
                                                         REGIONAL      BANK       BANK     ADJUSTMENTS     BALANCE
                                                       ------------  ---------  ---------  ------------  -----------
                                                                              (IN THOUSANDS)
Assets
    Cash and Due From Banks..........................   $   30,933   $  16,270  $   3,982   $  42,533 A   $  51,831
                                                                                              (41,172)F
                                                                                                 (715)B
    Federal Funds Sold...............................        3,600      23,350      8,750     (30,850)F       4,850
                                                       ------------  ---------  ---------  ------------  -----------
        Total Cash and Cash Equivalents..............       34,533      39,620     12,732     (30,204)       56,681
    Securities Available for Sale....................       63,150      23,478      6,779     (27,478)F      65,929
    Securities Held to Maturity......................       68,491     143,283     47,457       2,937 C     262,168
    Loans, Net of Unearned Discount..................      450,854     188,424     47,345      (1,337)G     685,286
    Less: Allowance for Loan Losses..................       (4,542)     (4,196)    (1,100)      --           (9,838)
                                                       ------------  ---------  ---------  ------------  -----------
        Net Loans....................................      446,312     184,228     46,245      (1,337)      675,448
    Premises and Equipment, Net......................       18,374       5,487      3,297       7,000 D      34,158
    Accrued Interest Receivable......................        6,319       7,172      2,242       --           15,733
    Other Real Estate................................        1,273         431        237       --            1,941
    Goodwill.........................................        4,641      --         --           7,250 F      11,891
    Core Deposit.....................................        1,000      --         --          14,351 H      15,351
    Organization Cost................................           70      --         --           --               70
    Other Assets.....................................        2,606         771        515        (137)J       3,755
                                                       ------------  ---------  ---------  ------------  -----------
            Total Assets.............................   $  646,769   $ 404,470  $ 119,504   $ (27,618)   $1,143,125
                                                       ------------  ---------  ---------  ------------  -----------
                                                       ------------  ---------  ---------  ------------  -----------
Liabilities
    Deposits
        Noninterest-Bearing..........................   $  120,414   $  39,810  $   7,137   $    (715)B   $ 166,646
        Interest-Bearing.............................      459,317     303,800     94,858        (394)I     857,581
                                                       ------------  ---------  ---------  ------------  -----------
            Total Deposits...........................      579,731     343,610    101,995      (1,109)    1,024,227
    Federal Funds Purchased and Securities Sold Under
     Repurchase Agreements...........................          757      --         --           --              757
    Other Borrowings.................................       --             157     --           --              157
    Accounts Payable and Accrued Liabilities.........        3,561       1,316        434        (137)J      12,731
                                                                                                7,557 E
                                                       ------------  ---------  ---------  ------------  -----------
            Total Liabilities........................      584,049     345,083    102,429       6,311     1,037,872
                                                       ------------  ---------  ---------  ------------  -----------
Shareholders' Equity
    Preferred Stock..................................       --          --         --           --           --
    Common Stock.....................................        6,196       4,000      2,000       2,180 A       8,376
                                                                                               (6,000)F
    Paid-In Capital..................................       29,239      21,000      9,000      40,353 A      69,592
                                                                                              (30,000)F
    Retained Earnings................................       27,168      34,405      6,078     (40,483)F      27,168
    Unrealized Gain (Loss) on Securities Available
     for Sale........................................          117         (18)        (3)         21 F         117
                                                       ------------  ---------  ---------  ------------  -----------
            Total Shareholders' Equity...............       62,720      59,387     17,075     (33,929)      105,253
                                                       ------------  ---------  ---------  ------------  -----------
            Total Liabilities and Shareholders'
             Equity..................................   $  646,769   $ 404,470  $ 119,504   $ (27,618)   $1,143,125
                                                       ------------  ---------  ---------  ------------  -----------
                                                       ------------  ---------  ---------  ------------  -----------

                 TEXAS REGIONAL BANCSHARES, INC. AND SUBSIDIARY

               PRO FORMA COMBINED CONDENSED STATEMENTS OF INCOME

                      FOR THE YEAR ENDED DECEMBER 31, 1995
                                  (UNAUDITED)

                                                                                    FIRST
                                                          TEXAS      RGC/ ROMA      STATE       BORDER       PRO FORMA
                                                        REGIONAL     BRANCHES       BANK         BANK       ADJUSTMENTS
                                                       -----------  -----------  -----------  -----------  -------------
                                                                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
Interest Income......................................   $  43,505    $   6,337    $  32,472    $   9,016     $  (4,059)K
Interest Expense.....................................      17,041        2,817       13,103        4,415           131 L
                                                       -----------  -----------  -----------  -----------  -------------
Net Interest Income..................................      26,464        3,520       19,369        4,601        (4,190)
Provision for Loan Losses............................       1,666           19        2,425          485        --
                                                       -----------  -----------  -----------  -----------  -------------
    Net Interest Income After Provision for Loan
     Losses..........................................      24,798        3,501       16,944        4,116        (4,190)
                                                       -----------  -----------  -----------  -----------  -------------
Noninterest Income
    Service Charges on Deposit Accounts..............       3,312          469        1,146          255        --
    Other Service Charges............................         825           97          151           33        --
    Trust Service Fees...............................       1,256       --               24       --            --
    Other Operating Income...........................         926           24           81           28        --
                                                       -----------  -----------  -----------  -----------  -------------
        Total Noninterest Income.....................       6,319          590        1,402          316        --
                                                       -----------  -----------  -----------  -----------  -------------
Noninterest Expense
    Salaries and Employee Benefits...................       9,247        1,334        2,824        1,056        --
    Net Occupancy Expense............................       1,010          176          568          234           294 M
    Equipment Expense................................       1,959          217          341          148        --
    Other Noninterest Expense........................       5,631        1,281        2,531          729         2,189 N
                                                       -----------  -----------  -----------  -----------  -------------
        Total Noninterest Expense....................      17,847        3,008        6,264        2,167         2,483
                                                       -----------  -----------  -----------  -----------  -------------
Income Before Income Tax Expense.....................      13,270        1,083       12,082        2,265        (6,673)
Income Tax Expense...................................       4,630          367        3,436          381        (2,105)
                                                       -----------  -----------  -----------  -----------  -------------
Net Income...........................................   $   8,640    $     716    $   8,646    $   1,884     $  (4,568)
                                                       -----------  -----------  -----------  -----------  -------------
                                                       -----------  -----------  -----------  -----------  -------------
Primary Earnings Per Common Share
    Net Income.......................................   $    1.39
    Weighted Average Number of Common Shares
     Outstanding (In Thousands)......................       6,218
                                                       -----------
Fully Diluted Earnings Per Common Share
    Net Income.......................................   $    1.39
    Weighted Average Number of Common Shares
     Outstanding (In Thousands)......................       6,227
                                                       -----------
                                                       -----------
                                                        PRO FORMA
                                                         BALANCE
                                                       -----------
Interest Income......................................   $  87,271
Interest Expense.....................................      37,507
                                                       -----------
Net Interest Income..................................      49,764
Provision for Loan Losses............................       4,595
                                                       -----------
    Net Interest Income After Provision for Loan
     Losses..........................................      45,169
                                                       -----------
Noninterest Income
    Service Charges on Deposit Accounts..............       5,182
    Other Service Charges............................       1,106
    Trust Service Fees...............................       1,280
    Other Operating Income...........................       1,059
                                                       -----------
        Total Noninterest Income.....................       8,627
                                                       -----------
Noninterest Expense
    Salaries and Employee Benefits...................      14,461
    Net Occupancy Expense............................       2,282
    Equipment Expense................................       2,665
    Other Noninterest Expense........................      12,361
                                                       -----------
        Total Noninterest Expense....................      31,769
                                                       -----------
Income Before Income Tax Expense.....................      22,027
Income Tax Expense...................................       6,709
                                                       -----------
Net Income...........................................   $  15,318
                                                       -----------
                                                       -----------
Primary Earnings Per Common Share
    Net Income.......................................   $    1.82
    Weighted Average Number of Common Shares
     Outstanding (In Thousands)......................       8,398
                                                       -----------
Fully Diluted Earnings Per Common Share
    Net Income.......................................   $    1.82
    Weighted Average Number of Common Shares
     Outstanding (In Thousands)......................       8,407
                                                       -----------
                                                       -----------

                                      38

                 TEXAS REGIONAL BANCSHARES, INC. AND SUBSIDIARY

               PRO FORMA COMBINED CONDENSED STATEMENTS OF INCOME

                      FOR THE YEAR ENDED DECEMBER 31, 1994
                                  (UNAUDITED)

                                                                                    FIRST
                                                          TEXAS      RGC/ ROMA      STATE       BORDER       PRO FORMA
                                                        REGIONAL     BRANCHES       BANK         BANK       ADJUSTMENTS
                                                       -----------  -----------  -----------  -----------  -------------
                                                                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
Interest Income......................................   $  34,631    $   6,429    $  30,831    $   8,879     $  (3,202)K
Interest Expense.....................................      11,690        2,244       11,767        3,771           131L
                                                       -----------  -----------  -----------  -----------  -------------
Net Interest Income..................................      22,941        4,185       19,064        5,108        (3,333)
Provision for Loan Losses............................       1,085          218        2,189          397        --
                                                       -----------  -----------  -----------  -----------  -------------
    Net Interest Income After Provision for Loan
     Losses..........................................      21,856        3,967       16,875        4,711        (3,333)
                                                       -----------  -----------  -----------  -----------  -------------
Noninterest Income
    Service Charges on Deposit Accounts..............       3,035          555        1,078          238        --
    Other Service Charges............................         904          151          141           30        --
    Trust Service Fees...............................       1,161       --               37       --            --
    Other Operating Income...........................         672          (39)          45          135        --
                                                       -----------  -----------  -----------  -----------  -------------
        Total Noninterest Income.....................       5,772          667        1,301          403        --
                                                       -----------  -----------  -----------  -----------  -------------
Noninterest Expense
    Salaries and Employee Benefits...................       8,015        1,929        2,562        1,061        --
    Net Occupancy Expense............................         961          191          555          228           294M
    Equipment Expense................................       1,648          310          278          139        --
    Other Noninterest Expense........................       5,883        1,579        2,747          757         2,189N
                                                       -----------  -----------  -----------  -----------  -------------
        Total Noninterest Expense....................      16,507        4,009        6,142        2,185         2,483
                                                       -----------  -----------  -----------  -----------  -------------
Income Before Income Tax Expense.....................      11,121          625       12,034        2,929        (5,816)
Income Tax Expense...................................       3,936          198        3,192          604        (1,813)
                                                       -----------  -----------  -----------  -----------  -------------
Net Income...........................................   $   7,185    $     427    $   8,842    $   2,325     $  (4,003)
                                                       -----------  -----------  -----------  -----------  -------------
                                                       -----------  -----------  -----------  -----------  -------------
Primary Earnings Per Common Share
    Net Income.......................................   $    1.19
    Weighted Average Number of Common Shares
     Outstanding (In Thousands)......................       5,791
                                                       -----------
Fully Diluted Earnings Per Common Share
    Net Income.......................................   $    1.16
    Weighted Average Number of Common Shares
     Outstanding (In Thousands)......................       6,035
                                                       -----------
                                                       -----------
                                                        PRO FORMA
                                                         BALANCE
                                                       -----------
Interest Income......................................   $  77,568
Interest Expense.....................................      29,603
                                                       -----------
Net Interest Income..................................      47,965
Provision for Loan Losses............................       3,889
                                                       -----------
    Net Interest Income After Provision for Loan
     Losses..........................................      44,076
                                                       -----------
Noninterest Income
    Service Charges on Deposit Accounts..............       4,906
    Other Service Charges............................       1,226
    Trust Service Fees...............................       1,198
    Other Operating Income...........................         813
                                                       -----------
        Total Noninterest Income.....................       8,143
                                                       -----------
Noninterest Expense
    Salaries and Employee Benefits...................      13,567
    Net Occupancy Expense............................       2,229
    Equipment Expense................................       2,375
    Other Noninterest Expense........................      13,155
                                                       -----------
        Total Noninterest Expense....................      31,326
                                                       -----------
Income Before Income Tax Expense.....................      20,893
Income Tax Expense...................................       6,117
                                                       -----------
Net Income...........................................   $  14,776
                                                       -----------
                                                       -----------
Primary Earnings Per Common Share
    Net Income.......................................   $    1.82
    Weighted Average Number of Common Shares
     Outstanding (In Thousands)......................       7,971
                                                       -----------
Fully Diluted Earnings Per Common Share
    Net Income.......................................   $    1.80
    Weighted Average Number of Common Shares
     Outstanding (In Thousands)......................       8,215
                                                       -----------
                                                       -----------

                                      39

                 TEXAS REGIONAL BANCSHARES, INC. AND SUBSIDIARY

    The unaudited pro forma combined condensed balance sheet combines the three entities at December 31, 1995. In combining the entities, the following adjustments were made:

    (A) To record the estimated proceeds of the $42.5 million net capital raised through the offering based on an assumed sale by Texas Regional of 2,180,000 shares of Class A Voting Common Stock at a price of $21.00 per share, the closing price as of February 20, 1996 net of underwriting discounts, commissions and other estimated offering expenses.

    (B) To record the elimination of an intercompany demand deposit account.

    (C) To adjust securities purchased to fair value at December 31, 1995.

    (D) To record estimated $7.0 million increase in fair value of fixed assets.

    (E) To record estimated deferred federal income tax on the net fair value increases.

    (F) To record the payment of $99.5 million to the First State Bank and Border Bank shareholders for 100% of their outstanding stock, elimination of all the First State Bank and Border Bank equity accounts and the recording of goodwill.

    (G) To adjust loan carrying value to estimated fair value.

    (H) To record estimated fair value of core deposits.

    (I) To record estimated fair value of fixed maturity deposit premium.

    (J) To reclassify deferred federal income taxes.

    The unaudited pro forma combined condensed statements of income combine the three entities for the years ended December 31, 1995 and 1994. In combining the entities, the following adjustments were made:

    (K) To record a reduction in interest income on the $57.0 million net purchase price ($99.5 million less $42.5 million) of the Mergers and $4.25 million purchase price of the RGC/Roma Branch Acquisitions at the Company's average federal funds rate of 5.92% and 4.52% for the years ended December 31, 1995 and 1994, respectively and the tax effect of the prior two transactions using an effective tax rate of 34%.

    (L) To amortize the fixed maturity deposit premium.

    (M) To record depreciation on fair market value increases of depreciable fixed assets acquired in the Mergers.

    (N) To record amortization of the goodwill and core deposit premium recorded in connection with the Mergers and the RGC/Roma Branch Acquisitions.

                                      40